SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of Earliest Event Reported): June 20, 2001

                              THACKERAY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-8254                                     04-2446697
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     (Commission File Number)               (I.R.S. Employer Identification No.)

    509 Madison Avenue, New York, N.Y.                     10022
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 759-3695
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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69555.0001

Item 5.  Other Events.
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                  The information set forth in the press release issued by Thackeray Corporation, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
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                  (c)      Exhibits.
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                  99.1     Press release of Thackeray Corporation dated
                           June 20, 2001.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THACKERAY CORPORATION



Date: June 25, 2001               By: /s/ Jules Ross
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                                      Jules Ross,
                                      Vice-President, Treasurer and Secretary

                                  EXHIBIT INDEX

Item No.
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99.1     Press release of Thackeray Corporation dated June 20, 2001.